                                                                 EXHIBIT 23.1

           CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated January 21, 2000 included in Cadence Design Systems, Inc.'s Form 10-K for the year ended January 1, 2000.


                              /s/ Arthur Andersen LLP
                              -----------------------
                              Arthur Andersen LLP


San Jose, California
March 27, 2000